UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 22, 2012

Heron Lake BioEnergy, LLC

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-51825	41-2002393
(Commission File Number)	(I.R.S. Employer Identification No.)

91246 390th Avenue Heron Lake, MN	56137-1375
(Address Of Principal Executive Offices)	(Zip Code)

(507) 793-0077

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 9 are not applicable and therefore omitted.

ITEM 5.07             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 22, 2012, Heron Lake BioEnergy, LLC (the “Company”) held its Annual Meeting of Members (the “Annual Meeting”).  Of the Company’s 38,585,619 Class A units outstanding and entitled to vote at the Annual Meeting, 25,419,736 Class A units or 65.9% were present either in person or by proxy.  As a result, a quorum was present to conduct business at the Annual Meeting.  With respect to the election of governors in Proposal 1 (units held by members entitled to appoint one or more governors under the Company’s Member Control Agreement are not entitled to vote), 9,413,787 Class A units were present either in person or by proxy and entitled to vote on Proposal 1.

The following describes the matters considered by the Company’s members at the Annual Meeting, as well as the final results of the votes cast at the meeting.

1.               To elect three (3) governors, one governor to serve for a term of two years and two governors to serve for a term of three years, or until their respective successors have been elected and qualified.

Nominee	For	Withhold

Doug Schmitz	8,429,162	984,625

Robert J. Ferguson	7,629,487	1,784,300

David J. Woestehoff	8,386,537	1,027,250

2.               To cast an advisory vote on executive compensation.

For	Against	Abstain

22,000,951	2,002,551	1,416,234

3.               To cast an advisory vote on the frequency of future executive compensation advisory votes.

Every Year	Every 2 Years	Every 3 Years	Abstain

17,530,546	1,430,117	4,970,562	1,488,511

As a result, each nominee listed in Proposal 1 was elected as a governor of the Company and Proposal 2 was approved.  Doug Schmitz and David J. Woestehoff, the two nominees receiving the highest percentage of votes cast at the Annual Meeting, were each elected to serve for a term of three years or until their respective successors are elected and shall qualify, or their earlier death, resignation or removal.  Robert J. Ferguson was elected for a term of two years or until a respective successor is elected and shall qualify, or his earlier death, resignation or removal.

With respect to Proposal 3, the non-binding advisory vote on the frequency of future executive compensation advisory votes, approximately 69% of the votes cast voted in favor of holding the advisory vote every year.  Accordingly, the Board of Governors has determined that an advisory vote on executive compensation and an advisory vote on the frequency of future executive compensation advisory votes will be included on the agenda at the 2013 Annual Meeting of Members, at which time the Board will revisit the frequency interval of future member votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HERON LAKE BIOENERGY, LLC

	By:	/s/ Lucas G. Schneider
Lucas G. Schneider
Chief Financial Officer

Date: March 28, 2012